Exhibit 99.1

 December 10, 2015  NASDAQ: FNHC  INVESTOR PRESENTATIONThird Quarter 2015

 SAFE HARBOR statement  Safe harbor statement under the Private Securities Litigation Reform Act of 1995: Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “forecast,” “guidance,” “indicate,” “intend,” “may,” “might,” “outlook,” plan,” “possibly,” “potential,” “predict,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “will,” “will be,” “will continue,” “would,” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology are intended to identify forward-looking statements. Forward-looking statements might also include, but are not limited to, one or more of the following:Projections of revenues, income, earnings per share, dividends, capital structure or other financial items or measures;Descriptions of plans or objectives of management for future operations, insurance products or services; Forecasts of future insurable events, economic performance, liquidity, need for funding and income; andDescriptions of assumptions or estimates underlying or relating to any of the foregoing.The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business; the adequacy of its reserves for loss and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our potential failure to meet minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends; court decisions and trends in litigation; our potential failure to pay claims accurately; ability to obtain regulatory approval of applications for requested rate increases, or to underwrite in additional jurisdictions, and the timing thereof; the impact that the results of the Monarch joint venture may have on our results of operations; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability and security of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  2

FNHC SNAPSHOT AND QUICK FACTS

Federated National Holding Company
(as of 9/30/2015)

- **NASDAQ:** FNHC
- **Headquarters:** Sunrise, FL (Ft. Lauderdale)
- **Core Market:** FL Homeowners' P&C insurance
- **IPO Year:** 1998
- **Financial Stability Rating:** A Exceptional Financial Stability Rating® Demotech, Inc.
- **Cash and Investments:** $462.6 M
- **Total Shareholders' Equity:** $241.5 M (1)
- **Common Shares Outstanding:** 13.8 M
- **Book Value Per Common Share:** $17.53 (1) (2)

(1) Includes non-controlling interest
(2) Excluding non-controlling interest, BVPS was $16.22

Homeowner Policies in Force 241k+ policies	Net Earned Premiums as of Q3-15 $156MM+	Total Revenue as of Q3-15 $186MM+
FL HO Retention Rate 92%	Gross Premiums Written as of Q3-15 $368MM+	Reinsurance Partners 65+
Employees 265+	Agency Partnerships 2,500+	Florida OIR Market Share 3.75%

FEDERATED NATIONAL NASDAQ: FNHC
Investor Presentation Q3-2015
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EXPERIENCED MANAGEMENT TEAM

An experienced management team that has a long history with Federated National and has extensive tenure in the homeowners' insurance market in Florida

Michael Braun, *Chief Executive Officer & President*	• Appointed Chief Executive Officer in July 2008 • Elected to Board in 2005 • Joined in 1998
Peter Prygelski, *Chief Financial Officer & Treasurer*	• Appointed Chief Financial Officer in June 2007 • Served as Independent Director from 2004 through 2007 • Joined in 2004
Stephen Young, *Vice President of Operations*	• Appointed Vice President of Operations in June 2009 • More than 20 years of industry experience • Joined in 1995
Gordon Jennings, *Vice President of Risk Management*	• Appointed Vice President of Risk Management in May 2008 • Serves as President of FedNat Underwriters • Joined in 2000
Anthony Prete, *Vice President of Strategy*	• More than 15 years of industry experience • Previously worked at Kemper, The Hartford, Travelers, and Safeco • Joined in 2015
Melissa Knox, *Vice President of Internal Audit, Governance and Control*	• Appointed as Director of Internal Audit in December 2010 • Fortune 100, 500 and Big 4 Public Accounting experience • Joined in 2010
C. Brian Turnau, *Director of Claims Management*	• Worked for private practice insurance defense litigation law firms for 15 years • More than 13 years of industry experience • Joined in 2000
Christopher Clouse, *Director of PL Underwriting*	• Appointed Underwriting Manager in June 2010 • More than 25 years of industry experience • Joined in 2008
Tracy Wiggan, *Director of Human Resources*	• Appointed as Director of Human Resources in July 2008 • More than 20 years experience in human resources • Joined in 2005

FEDERATED NATIONAL
NASDAQ: FNHC
Investor Presentation Q3-2015
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 Our distinguishing characteristics and track record  5  Generate sustainable annual growth by:Growing Market ShareImproving Product Sales and Product MixContaining CostsEvaluating Strategic Acquisitions  We are a well-regarded employer that is mindful of the well-being of our employees, allowing them to develop their individual capabilities in an impartial, challenging, rewarding and cooperative environment and offering them the opportunity for career development. We value experienced insurance professionals who share our dedication to exceptional customer service. We seek individuals who are qualified, highly motivated and demonstrate our principles of professionalism, cooperation, communication, accountability, innovation and respect.  We strive for 100% customer satisfaction. Our intent is to attract and retain customers for their insurance needs by providing outstanding customer service, quality and value in all our products and services at the lowest possible cost.    LEADING TO  Our Customers  Our Strategy  Our Team

 Fnhc organizational structure  Public Shareholders  Federated National Holding Company  FedNat Underwriters, Inc. (MGA)  Century Risk Insurance Services, Inc.   Insure-Link, Inc. (Agency)  Southeast Catastrophe Consulting Company, LLC(Catastrophe Claims Adjusting)  Federated National Insurance Company  Monarch Delaware Holdings LLC(a Delaware limited liability company)  Monarch National Holding Company(a Florida corporation)  Monarch National Insurance Company(a Florida corporation)  Transatlantic Reinsurance Company(a New York corporation)  Crosswinds Holdings Inc.(an Alberta corporation)  100%  100%  100%  100%  100%  33.3%  100% ownershipInterest  100% ownershipInterest  15.2% ownership interest (100% of Class B Units)  42.4% ownership interest (50% of Class A Units)  42.4% ownership interest (50% of Class A Units)  6

 fnhc and Market timeline  2009  1992  1993  2004 & 2005  2006 & 2007   •Hurricane Andrew •Creation of the Florida • Hurricane seasons bring •Windstorm mitigation • Citizens establishes Hurricane Catastrophe four Florida hurricanes credit overhaul “glide path” to actuarial Fund in year 2004 and four sound rates in year 2005 •Emergence of Citizen’s • National carriers • Citizens becomes a predecessor accelerate competitor to the exit/contraction private market •National carriers begin to exit/contract   7  Timeline continues to next page…  The early years…

 fnhc and Market timeline  2015  2011  2012  2013  2014   •Joined BBB and earned •Citizens reduces • Citizens Clearinghouse •Monarch National • Lloyd’s of London A+ rating potential assessment established approved by Florida Office appoints FNHC as of Insurance Regulation underwriters • “Cost Driver” bill to •Changed name from • Federated National • FNIC appointed to expedite rate filings, 21st Century Holding Insurance Company- Citizens Market increase surplus Company to Federated Allstate relationship Accountability requirements and National Holding (Ivantage Select Advisory Board reform sinkhole claims Company Agency Inc.)• • • • • Forbes “America’s 50 Most Trustworthy Financial Companies” • • •Fortune “Fastest Growing Companies”   8  Providing individuals and businesses with peace of mind for more than 23 years.  Recent developments…

FEDERATED NATIONAL'S APPROACH TO THE FLORIDA MARKET

Agent Experience

- Utilize innovative point of sale software providing agent "ease of use"
- Deliver instantaneous quoting and binding capabilities
- Provide agents with access to numerous key data points essential to assessing risk factors

Underwriting Standards

- Focus on higher value properties
- Emphasize properties which typically have more advanced wind / hurricane mitigation features and lower All Other Peril (non-catastrophe) losses, all of which mitigate expected losses
- Underwrite every risk to maintain our quality book of business

Geographic Diversification

- Reduce geographic concentration in the Tri-County / South Florida area and expand in other counties in Florida
- Enhance underwriting results and reduce our risk exposure via greater diversification
- Expand into other coastal states

FEDERATED NATIONAL
NASDAQ: FNHC
Investor Presentation Q3-2015
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 FEDERATED NATIONAL GROWING MARKET SHARE  10  Premiums/Policies In -Force at Quarter End  OIR = Office of Insurance Regulation

FLORIDA MARKET PROVIDES CONTINUED GROWTH

Federated National Insurance Company (FNIC) is predominantly a homeowners' insurer in Florida and is one of the fastest growing homeowners' insurer in the state.

- Top five writer of voluntary business in Florida [(1)]
- All new policies are generated on a voluntary basis
- One of a few selected Florida homeowners' insurance companies appointed to write voluntary business through Allstate's Florida agents
- Opportunity to increase FNIC's market share through partnership with 2500+ agents
- Opportunity to further increase our market presence through Monarch
- FNIC's ranking moved from **12th to 5th** place in less than two years
- Only Florida company to have this kind of growth while NOT participating in Citizen's takeout program



Federated National Insurance Company (FNIC)
Market Share of FL Homeowners
FNIC Rank
Market Share %
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
12
10
10
6
5
5
5
Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15
FNIC Market 2.00% 2.40% 2.70% 2.90% 3.28% 3.51% 3.75%

Note: Includes personal residential and excludes commercial residential business. The Florida Office of Insurance Regulation's QUASR next generation database excludes State Farm Florida Insurance Company in its dataset as of June 30, 2015

(1) Based on Florida residential homeowners' insurance new policies written for the six months ended June 30, 2015; Florida Office of Insurance Regulation

FEDERATED NATIONAL
NASDAQ: FNHC
Investor Presentation Q3-2015
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 diversification  12  Total HO Policies In-Force as of 9/30/15 = 241,759  Federated National Insurance Company Homeowners’ Market as of 9/30/15  Panhandle12%  North FL5%  Treasure Coast25%  Tampa / St. Pete11%  SW FL22%  Tri-County / South Florida21%  Alabama.4%  Louisiana3.6%  South Carolina.1%

 Quality Growth in FLORIDA Homeowners’ Portfolio  1-in-100 Year Probable Maximum Loss(1) / In-Force Premium  Total modeled losses incurred in a 1-in-100 year catastrophe related event; FNHC is currently in the process of re-balancing between RMS and AIR Note: Probable Maximum Loss is modeled using RMS assuming LT, NoSS and NoLA  Total Insured Value and Policies In-Force  13  PIF (Thousands)  TIV ($ Billions)

ROBUST CLAIMS CAPABILITIES AND TENURED STAFF

In-House Claims Adjuster

- 25 field adjusters covering the entire state of Florida and 45 onsite (desk) adjusters; 12 claims managers and supervisors; in-house litigation manager supported by eight litigation adjusters; all of whom are fully licensed in all of the states in which we write business
- Average experience is over 10 years
- Long tenure with Federated National; many of our homeowners' adjusting staff served the Company during the storms of 2004 and 2005
- Training and knowledge is promoted and enhanced through on and off-site education

Strategic Alliance With Catastrophe Adjuster

- Owns 1/3 of Southeast Catastrophe Consulting Company, an independent catastrophe claims adjuster
- Dedicated catastrophe adjusters available to Federated National as needed
- All data and systems functionality are integrated and backed-up through a remote cloud-based computing system

Efficient Claims Response

- 24/7 new claims reporting capacity with immediate emergency response available when warranted
- Long-standing relationships with water remediation companies, emergency services providers and loss causation analysts that provide rapid mitigation of damages and exceptional customer service

FEDERATED NATIONAL
NASDAQ: FNHC
Investor Presentation Q3-2015
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STRONG CATASTROPHE REINSURANCE

Federated National has full indemnity reinsurance with highly rated reinsurers, and has maintained a business relationship with many of them for numerous years

2015 – 2016 Excess of Loss Catastrophe Reinsurance Highlights

- Approximately $1.8 billion of aggregate coverage with maximum single event coverage of approximately $1.3 billion
- 65+ reinsurance partners, all of which are rated "A-" or higher by A.M. Best or fully collateralized
- Quota share of 40% of $200 million aggregate coverage on two events with maximum single event coverage of 40% of $100 million
- A minimum retention of $12.9 million and not to exceed $15.4 million pre-tax retention on first event with losses above $100 million. First event coverage extends to $1.3 billion
- All private market layers have prepaid automatic restatements premium protection ("RPP") and a cascading, drop down feature, with the exception of the first layer, where we have retained 10% RPP

FEDERATED NATIONAL
NASDAQ: FNHC
Investor Presentation Q3-2015
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CATASTROPHE REINSURANCE PROGRAM

July 1, 2015 – June 30, 2016 Excess of Loss Catastrophe Reinsurance Program



First Event
$1.23B
166 Yr RMS Long Term With Loss Amplification
$950M
100 Yr RMS Long Term With Loss Amplification
Layer 4 $192M xs $21.5M
Inuring FHCF Layer 75% of $775M xs $265M
Inuring FHCF Replacement Layer 15% of $775M xs $265M
Layer 3 $77.5M xs $21.5M
Layer 2 $165M xs $21.5M
Quota Share 30% of $100M xs $0
Quota Share 10% of $100M xs $0
Layer 1 60% of $78.5M xs $21.5M
Non Florida Layer 1 – 100% of $16.5M xs $5M
RPP $2.5M
Company Retention $12.9
Second Event
$615.5M
50 Yr RMS Long Term With Loss Amplification
Layer 4 $192M xs $21.5M
Layer 3 $77.5M xs $21.5M
Inuring FHCF Layer 75% of $90M xs$265M
Inuring FHCF RPLMT Layer – 15%
Layer 2 $165M xs $21.5M
Quota Share 30% of $100M xs $0
Quota Share 10% of $100M xs $0
Layer 1 60% of $78.5M xs $21.5M
Non Florida Layer 1 – 100% of $16.5M xs $5M
Company Retention $12.9M

Note: Uses historical models with loss amplification for RMS v 13.1

FEDERATED NATIONAL
NASDAQ: FNHC
Investor Presentation Q3-2015
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 Consistently innovating  17

 Financial Overview

 Statement of operations - revenue  19  In 000’s

 Net income bridge  20

 Losses and lae  21

 BALANCE SHEET STRENGTH  22  *Conservative Capital Structure *Reinsurance Strategy *Low risk investment portfolio  “Our commitment to protecting our policyholders and our shareholders”  (1) GAAP Shareholder Equity Includes non-controlling interest of Monarch  $ in Millions  (1)  (1)

 Shareholder value creation  23  Source: Company Filings and SNL FinancialNote: Based on GAAP financial information; BVPS/LTM ROAE includes non-controlling interest  Reported BVPS & LTM ROAE  Diluted Earnings Per Share

INVESTMENT PORTFOLIO HOLDINGS

- Designed to preserve capital, maximize after-tax investment income, maintain liquidity and minimize risk
- Utilize outside investment managers for the fixed income and equities portfolios
- As of September 30, 2015, 99.87% of the Company's fixed income portfolio was rated investment grade
  - Average duration: 3.842 years
  - Composite rating: A (S&P)
  - Average yield: 1.822%
- Historical total returns on cash and investments as of September 30, 2015
  - 1 Year: 2.39%
  - 2 Years: 3.64%



State. Muni, and Political Subs 25%
Common Stock & Mutual Funds 9%
Corporate & Collaterized Mortgage Obligations 35%
Cash & cash equivalents 14%
US Gov. & Agency Sec. 17%

Federated National Investments and Cash

As of September 30, 2015

$426.2 Million

FEDERATED NATIONAL NASDAQ: FNHC
Investor Presentation Q3-2015
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 INVESTMENT OPPORTUNITY    25

CONTACT US

Company Contacts

Michael Braun,
Chief Executive Officer & President
Email: mbraun@FedNat.com
Phone: 954-308-1322

Peter Prygelski,
Chief Financial Officer & Treasurer
Email: pprygelski@FedNat.com
Phone: 954-308-1252


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Welcome to
FedNat Underwriters

Federated National Holding Company
14050 N.W. 14th Street
Suite 180
Sunrise, FL 33323
Tel. (954) 581-9993 / (800) 293-2532
www.FedNat.com

FEDERATED NATIONAL
NASDAQ: FNHC
Investor Presentation Q3-2015
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